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                                 FIRST AMENDMENT TO
                            MANAGEMENT LETTER AGREEMENT

          THIS FIRST AMENDMENT TO MANAGEMENT LETTER AGREEMENT, dated as of May 21, 1997, by and between WESTFIELD AMERICA, INC., a Missouri corporation (formerly known as CenterMark Properties, Inc.) ("Owner"), and CENTERMARK MANAGEMENT COMPANY, a Delaware partnership ("Manager").

                                W I T N E S S E T H:

          WHEREAS, Owner and Manager are parties to that certain Letter Agreement (the "Original Management Letter Agreement"), dated as of July 1, 1996, relating to the management by the Manager of certain properties owned by the Owner or in which the Owner or its subsidiaries is a joint venture partner;

          WHEREAS, Exhibit A to the Original Management Letter Agreement is the form of management agreement (the "Form Management Agreement") to be used by the Manager and the Owner (or its subsidiary or Joint Venture) with respect to any future property to be managed by the Manager for Owner (or its subsidiary or Joint Venture);

          WHEREAS, Owner and Manager desire to amend the Original Management Letter Agreement in the manner hereinafter set forth.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Owner and Manager agree as follows:

          1. DEFINITIONS. All capitalized terms used herein without definition shall have the respective meanings set forth in the Original Management Letter Agreement.

          2. AMENDMENT TO EXHIBIT A TO THE ORIGINAL MANAGEMENT LETTER AGREEMENT. Exhibit A to the Original Management Letter Agreement is hereby amended by substituting the Exhibit A attached hereto therefor so as to reflect certain agreed upon modifications to the Form Management Agreement.

          3. RATIFICATION. Except as amended hereby, the Original Management Letter Agreement is hereby ratified and remains in full force and effect.

          4. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, with the same effect as if all parties hereto had all signed the same signature page. Any signature page of this Amendment may be detached from any counterpart of this Amendment without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Amendment identical in form hereto but having attached to it one more additional signature pages.

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          5.  EFFECTIVE DATE.  This Amendment shall be effective as of the closing of the initial public offering of common stock of the Owner pursuant to its Registration Statement on Form S-11 (No. 333-22731).


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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

                                     OWNER:

                                                 WESTFIELD AMERICA, INC.



                                                 By:  /s/ Peter Lowy
                                                      ------------------------
                                                      Name:  Peter Lowy
                                                      Title: Co-President

                                    MANAGER:

                                                 CENTERMARK MANAGEMENT
                                                  COMPANY

                                                 By:  Westfield Services, Inc.
                                                       a general partner



                                                      By:  /s/ Richard Green
                                                           -------------------
                                                           Name:  Richard Green
                                                           Title: Co-President


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                                                EXHIBIT A*





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* The Form of Management Agreement is set forth on Exhibit 10.14 and is hereby incorporated by reference.